BNY Mellon ETF Trust

Prospectus | March 2, 2022
                          As revised, March 18, 2022

BNY Mellon Responsible Horizons Corporate Bond ETF Ticker: RHCB

Principal U.S. Listing Exchange: NYSE Arca, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary
Fund Details

Goal and Approach	7
Investment Risks	10
Management	18
Distributor and Distribution and Service Plan	19
Additional Information

Additional Purchase and Sale Information	20
Portfolio Holdings Disclosure	21
Distributions	21
Additional Tax Information	21
General Information	24
Financial Highlights	25
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks total return consisting of capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.35%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual fund operating expenses	0.35%

1 "Other expenses" are based on estimated amounts for the current fiscal year.
* The fund's management agreement provides that BNY Mellon ETF Investment Adviser, LLC (Adviser), the fund's investment adviser, will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$36	$113

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. The fund is new and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate debt securities issued by companies that demonstrate attractive investment attributes and attractive business practices based on an environmental, social and governance (ESG) evaluation methodology. The fund's investment in corporate debt securities principally includes corporate bonds, notes and debentures of U.S. and non-U.S. issuers, including the securities of issuers in emerging market countries.

The fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular countries or regions. As of the date of this Prospectus, the fund expects to invest a significant portion of its assets in securities of companies located in the broader European region.

The fund normally invests primarily in fixed-income securities rated, at the time of purchase, investment grade (i.e., Baa3/BBB- or higher) or the unrated equivalent as determined by the fund's sub-adviser, Insight North America LLC

(Insight), an affiliate of the Adviser. The fund, however, may invest up to 20% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Insight. The fund's investments, at the time of purchase, will have a minimum rating of B-, using ratings from Moody's Investors Service Inc. (Moody's), Standard & Poor's Corporation (S&P), or Fitch Ratings (Fitch), or the unrated equivalent as determined by Insight. If all three rating agencies rate an investment and the ratings are not the same, the fund will use the middle rating (e.g., if the ratings are A, A and B, the rating will be A). If only two of the rating agencies rate an investment and the ratings are not the same, the fund will use the lower of the two ratings (e.g., if the ratings are A and B, the rating will be B).

There are no restrictions on the average maturity or duration of the fund's portfolio or on the maturities or duration of the individual debt securities the fund may purchase. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

Insight uses a combination of external and/or internal ESG research, as well as "bottom-up" credit research and relative value assessments, to evaluate potential investments for the fund's portfolio. The ESG evaluation includes: (1) Insight's assessment of the overall suitability of an issuer based on Insight's proprietary ESG score, and (2) screening out issuers, industries and/or sectors which are deemed by Insight to not be suitable for the fund, as set forth below.

Insight assigns an ESG score to an issuer based on Insight's evaluation of (1) ESG-related proprietary data and/or data provided by third-party providers and/or (2) the issuer's vulnerability to ESG risk, in each case, generally based on the ESG criteria below: Insight considers environmental, social and governance data and risk when determining an issuer's ESG score; however, Insight places the greatest emphasis on the environmental, social and/or governance-related data and risk it considers most relevant to the issuer's industry. ESG scores range from 1 (best) to 5 (worst), and securities of issuers with scores of 5 at the time of purchase will be ineligible for inclusion in the fund's portfolio.

• Environmental analysis, which may include an assessment of material environmental issues, such as carbon emissions, water management, energy sources and uses, hazardous materials, environmental benefits, natural resources, biodiversity, land rehabilitation and the risks presented by physical threats such as extreme weather events.

• Social analysis, which may include an assessment of material social issues, such as human rights, human capital management, diversity and inclusion, supply chain management, labor standards, health and safety, business ethics, including consumer protection, and avoidance of corruption in all forms, including extortion and bribery.

• Governance analysis, which may include an assessment of corporate governance structures and processes and takes into account the particular company circumstances and regulatory restrictions, guidelines and established best practices with respect to board structure, including the balance between executive and independent board representation, succession planning, capital structure, remuneration, risk management, internal controls, shareholder rights, ownership structure and transparency.

Issuers also will be excluded where, at the time of purchase and based on available information, their revenue exceeds certain thresholds (generally 0%-5% depending on the product, industry or sector, except for Coal Power generation, which may not be more than 10% of an issuer's revenue) derived from products, or they are in an industry and/or sector, that are considered unsuitable for the fund based on their vulnerability to ESG risk (for example, tobacco, gambling, controversial weapons and coal extraction) and the risk they potentially pose to fund performance.

In addition to ESG considerations, Insight primarily uses "bottom-up" credit research and analysis in its selection of securities. This involves an assessment of the creditworthiness of the issuer incorporating an analysis of key credit metrics, such as leverage and cash flow. A relative value assessment of the issuer's debt instruments against comparable debt instruments may also be undertaken to supplement credit research and analysis. This approach aims to identify U.S. and foreign investments with attractive total return generating potential.

To the extent the fund holds a security of an issuer whose ESG score has deteriorated so that it would no longer be eligible for purchase, the fund may continue to hold such security for up to twelve months. During this time, Insight will engage with the issuer in an effort to implement improvements. If, after twelve months, Insight does not believe sufficient improvements have been or will be made, the security will be sold.

The fund's portfolio managers also may sell a security as a result of one or more of the following:

• Due to excessive valuations or in anticipation of pricing declines;

• The security subsequently fails to meet the investment criteria;

• The fundamental profile deteriorates;

• A more attractive security is found;

• Due to a change in macroeconomic outlook; or

• To meet anticipated liquidity needs.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in redemption requests, including requests from Authorized Participants who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

• ESG investment approach risk. The fund's incorporation of ESG considerations into its investment approach may cause it to make different investments than funds that invest principally in corporate bonds but do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund's exposure to certain sectors and/or types of investments, and may adversely impact the fund's performance depending on whether such sectors or investments are in or out of favor in the market. Insight's security selection process incorporates ESG data provided by third parties, which may be limited for certain issuers and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data. ESG data from third parties used by Insight as part of its proprietary ESG process often lacks standardization, consistency and transparency, and for certain issuers such data may not be available complete or accurate. Insight's evaluation of ESG factors relevant to a particular issuer may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. Recently, interest rates in the U.S. and certain foreign markets have been low relative to historic levels. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

• Foreign investment risk. Because the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems in share registration, settlement or custody, may result in losses for the fund. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, may have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

• European risk. As of the date of this Prospectus, the fund expects to invest significantly in the securities of issuers located in the European region. As a result, the fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests. Any adverse economic or political events in Europe may cause the fund's investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (EU). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the Euro, the default or threat of default by an EU member country on its sovereign debt, and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the Euro and/or withdraw from the EU, such as the U.K.'s formal exit on January 31, 2020, which could potentially have an adverse effect on the value of the fund's investments. There is still considerable uncertainty relating to the potential consequences associated with the U.K.'s exit and whether the exit will increase the likelihood of other countries also departing the EU.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. There may be less information publicly available about an emerging market issuer than about a developed market issuer and/or the available information may be outdated or unreliable. In addition, emerging market issuers may not be subject to accounting, auditing, legal and financial reporting standards comparable to those in developed markets, potentially making it difficult to evaluate such issuers. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Additionally, investments in these countries may have restrictions that make it difficult or impossible for the fund to exercise rights, pursue legal remedies, and obtain judgements in foreign courts. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, greater vulnerability to market manipulation, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Management risk. The investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Cash transaction risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the fund currently intends to effect redemptions for cash, rather than in-kind. As such, the fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which may result in cash transaction costs (such as brokerage costs) that are not incurred with in-kind redemptions. The fund imposes transaction fees to offset all or a part of the costs associated with a cash transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the fund's performance may be negatively impacted. The fund may also recognize a capital gain on these sales that might not have been incurred if the fund had made a redemption in-kind. This may decrease the tax efficiency of the fund compared to ETFs that utilize in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the fund and conventional ETFs.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. In addition, in stressed market conditions the market for the fund's shares may become less liquid in response to deteriorating liquidity with respect to the fund's portfolio securities, which could lead to differences between the market price of the fund's shares and the net asset value of the fund's shares.

• Authorized participants, market makers and liquidity providers risk. The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk. As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk. Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• New fund risk. The fund is newly organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

Performance

Since the fund does not have a full calendar year of operations, past performance information for the fund is not presented in this prospectus.  Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year.  Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance.  The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.im.bnymellon.com.

Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC, and the fund's sub-adviser is Insight North America LLC, an affiliate of the Adviser.

Erin Spalsbury and Jonathan Earle are the fund's primary portfolio managers. Each portfolio manager has been a primary portfolio manager of the fund since its inception in March 2022. Ms. Spalsbury is a senior portfolio manager and member of the Fixed Income Group at Insight. Mr. Earle is a portfolio manager and member of the Fixed Income Group at Insight. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as Creation Units principally in exchange for cash. However, the fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund.

Individual fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). When available, recent information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads will be available at www.im.bnymellon.com.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), retirement plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks total return consisting of capital appreciation and income. The fund's investment objective may be changed by the fund's board. To pursue its goal, the fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate debt securities issued by companies that demonstrate attractive investment attributes and attractive business practices based on an environmental, social and governance (ESG) evaluation methodology. The fund's investment policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders. The fund's investment in corporate debt securities principally includes corporate bonds, notes and debentures of U.S. and non-U.S. issuers, including the securities of issuers in emerging market countries. Although not a principal investment strategy, the fund's investment in corporate debt securities also may include convertible securities, hybrid-preferred securities, corporate commercial paper, and debt securities issued by real estate investment trusts (REITs). In addition, although not a principal strategy, the corporate debt securities held by the fund may be subject to purchase and sale restrictions that are offered pursuant to Rule 144A under the Securities Act of 1933, as amended.

Securities in which the fund invests may be denominated in foreign currencies. To protect the fund against potential depreciation of such foreign currencies versus the U.S. dollar, the fund's sub-adviser, Insight North America LLC (Insight), an affiliate of the Adviser, intends to engage in currency hedging. Insight seeks to hedge currency exposures through the use of currency spot, forward and swap contracts to provide protection from currency losses. The use of these instruments to hedge currency exposures is not considered a principal investment strategy of the fund.

The fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in certain sectors or located in particular countries or regions. As of the date of this Prospectus, the fund expects to invest a significant portion of its assets in securities of companies located in the broader European region.

The fund normally invests primarily in fixed-income securities rated, at the time of purchase, investment grade (i.e., Baa3/BBB- or higher) or the unrated equivalent as determined by Insight. The fund, however, may invest up to 20% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Insight. The fund's investments, at the time of purchase, will have a minimum rating of B-, using ratings from Moody's Investors Service Inc. (Moody's), Standard & Poor's Corporation (S&P), or Fitch Ratings (Fitch), or the unrated equivalent as determined by Insight. If all three rating agencies rate an investment and the ratings are not the same, the fund will use the middle rating (e.g., if the ratings are A, A and B, the rating will be A).If only two of the rating agencies rate an investment and the ratings are not the same, the fund will use the lower of the two ratings (e.g., if the ratings are A and B, the rating will be B).

There are no restrictions on the average maturity or duration of the fund's portfolio or on the maturities or duration of the individual debt securities the fund may purchase. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

Insight uses a combination of external and/or internal ESG research, as well as "bottom-up" credit research and relative value assessments, to evaluate potential investments for the fund's portfolio. The ESG evaluation includes: (1) Insight 's assessment of the overall suitability of an issuer based on Insight 's proprietary ESG score, and (2) screening out issuers, industries and/or sectors which are deemed by Insight to not be suitable for the fund, as set forth below.

Insight assigns an ESG score to an issuer based on Insight 's evaluation of (1) ESG-related proprietary data and/or data provided by third-party providers and/or (2) the issuer's vulnerability to ESG risk, in each case, generally based on the ESG criteria below. Insight considers environmental, social and governance data and risk when determining an issuer's

ESG score; however, Insight places the greatest emphasis on the environmental, social and/or governance-related data and risk it considers most relevant to the issuer's industry. ESG scores range from 1 (best) to 5 (worst), and securities of issuers with scores of 5 at the time of purchase will be ineligible for inclusion in the fund's portfolio.

• Environmental analysis, which may include an assessment of material environmental issues, such as carbon emissions, water management, energy sources and uses, hazardous materials, environmental benefits, natural resources, biodiversity, land rehabilitation and the risks presented by physical threats such as extreme weather events.

• Social analysis, which may include an assessment of material social issues, such as human rights, human capital management, diversity and inclusion, supply chain management, labor standards, health and safety, business ethics, including consumer protection, and avoidance of corruption in all forms, including extortion and bribery.

• Governance analysis, which may include an assessment of corporate governance structures and processes and takes into account the particular company circumstances and regulatory restrictions, guidelines and established best practices with respect to board structure, including the balance between executive and independent board representation, succession planning, capital structure, remuneration, risk management, internal controls, shareholder rights, ownership structure and transparency.

Issuers also will be excluded where, at the time of purchase and based on available information, their revenue exceeds certain thresholds (generally 0%-5% depending on the product, industry or sector, except for Coal Power generation, which may not be more than 10% of an issuer's revenue) derived from products, or they are in an industry and/or sector, that are considered unsuitable for the fund based on their vulnerability to ESG risk (for example, tobacco, gambling, controversial weapons and coal extraction) and the risk they potentially pose to fund performance.

In addition to ESG considerations, Insight primarily uses "bottom-up" credit research and analysis in its selection of securities. This involves an assessment of the creditworthiness of the issuer incorporating an analysis of key credit metrics, such as leverage and cash flow. A relative value assessment of the issuer's debt instruments against comparable debt instruments may also be undertaken to supplement credit research and analysis. This approach aims to identify U.S. and foreign investments with attractive total return generating potential.

To the extent the fund holds a security of an issuer whose ESG score has deteriorated so that it would no longer be eligible for purchase, the fund may continue to hold such security for up to twelve months. During this time, Insight will engage with the issuer in an effort to implement improvements. If, after twelve months, Insight does not believe sufficient improvements have been or will be made, the security will be sold.

The fund's portfolio managers also may sell a security as a result of one or more of the following:

• Due to excessive valuations or in anticipation of pricing declines;

• The security subsequently fails to meet the investment criteria;

• The fundamental profile deteriorates;

• A more attractive security is found;

• Due to a change in macroeconomic outlook; or

• To meet anticipated liquidity needs.

Although not a principal investment strategy, the fund also may invest in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises (U.S. government securities), asset-backed securities, obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies and Brady bonds, high quality money market instruments, such as certificates of deposit, time deposits and bankers' acceptances, Eurodollar and Yankee Dollar instruments, debt securities issued by states or local governments or their agencies, authorities or other government sponsored enterprises (municipal securities), mortgage- backed securities, depository receipts, structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index or security) and funding agreements. These securities and the fund's investments in corporate debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Although not a principal investment strategy, the fund may, but is not required to, take long and short positions in derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, to manage the average duration of the fund's portfolio, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest primarily include options, futures and options on futures (including those relating to securities, indices and foreign currencies), forward contracts and swap agreements. To the extent such derivative instruments have similar economic characteristics to corporate debt securities as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% policy. To the extent the fund invests in a derivative with a single underlying corporate debt security, Insight will apply its ESG scoring and screening criteria to the issuer of the underlying security and not the issuer of the derivative. To the extent the fund invests in a derivative referencing an index, Insight will not apply its ESG scoring and screening criteria to the issuer of the derivative or the underlying issuers comprising an index referenced by the derivative. The fund may enter into derivatives referencing government bonds for duration management purposes and may also invest in currency derivatives to manage foreign currency risk. To the extent the fund invests in these types of derivatives, Insight will not apply its ESG scoring and screening criteria to the issuer of the derivative or the underlying issuer of the bond/currency. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset.

Although not a principal investment strategy, the fund also may purchase or sell securities on a forward commitment (including "TBA" (to be announced)) basis. These transactions involve a commitment by the fund to purchase or sell particular securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

Under adverse market conditions, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or U.S. Treasury securities. When this allocation happens, the fund may not achieve its investment objective.

Investment Risks

An investment in a fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the fund needed to sell large blocks of fixed-income securities to meet Authorized Participant redemption requests or to raise cash, those sales could further reduce the prices of such securities. Requests from Authorized Participants who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell certain of its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

• ESG investment approach risk. The fund's incorporation of ESG considerations into its investment approach may cause it to make different investments than funds that invest principally in corporate bonds but do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund's exposure to certain sectors and/or types of investments, and may adversely impact the fund's performance depending on whether such sectors or investments are in or out of favor in the market. Insight's security selection process incorporates ESG data provided by third parties, which may be limited for certain issuers and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data. ESG data from third parties used by Insight as part of its proprietary ESG process often lacks standardization, consistency and transparency, and for certain issuers such data may not be available complete or accurate. Insight's evaluation of ESG factors relevant to a particular issuer may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. Recently, interest rates in the U.S. and certain foreign markets have been low relative to historic levels. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. In the event that the fund were to have a negative average effective duration, the net asset value of the fund could decline in a declining interest rate environment. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-backed securities because of prepayment and extension risks.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities. Securities rated investment grade when purchased by the fund may subsequently be downgraded.

• Foreign investment risk. Because the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or problems in share registration, settlement or custody, may result in losses for the fund. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, may have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund's shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations could result in the fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities.

• European risk. As of the date of this Prospectus, the fund expects to invest significantly in the securities of issuers located in the European region. As a result, the fund is more exposed to the economic and political risks of Europe and of the European countries in which it invests. Any adverse economic or political events in Europe may cause the fund's investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (EU). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the Euro, the default or threat of default by an EU member country on its sovereign debt, and recessions among European countries may have a significant adverse effect on the economies of other European countries. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. In addition, one or more countries may abandon the Euro and/or withdraw from the EU, such as the U.K.'s formal exit on January 31, 2020, which could potentially have an adverse effect on the value of the fund's investments. There is still considerable uncertainty relating to the potential consequences associated with the U.K.'s exit and whether the exit will increase the likelihood of other countries also departing the EU.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. There may be less information publicly available about an emerging market issuer than about a developed market issuer and/or the available information may be outdated or unreliable. In addition, emerging market issuers may not be subject to accounting, auditing, legal and financial reporting standards comparable to those in developed markets, potentially making it difficult to evaluate such issuers. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Additionally, investments in these countries may have restrictions that make it difficult or impossible for the fund to exercise rights, pursue legal remedies, and obtain judgements in foreign courts. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, greater vulnerability to market manipulation, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Management risk. The investment process and techniques used by the fund's portfolio managers could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

• Cash transaction risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the fund currently intends to effect redemptions for cash, rather than in-kind. As such, the fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which may result in transaction costs (such as brokerage costs) that are not incurred with in-kind redemptions. The fund imposes transaction fees to offset all or a part of the costs associated with a cash transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the fund's performance may be negatively impacted. The fund may also recognize a capital gain on these sales that might not have been incurred if the fund had made a redemption in-kind. This may decrease the tax efficiency of the fund compared to ETFs that utilize in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the fund and conventional ETFs.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate securities in which the fund invests and certain other securities may be subject to restrictions on resale. Because some floating rate securities that the fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the fund than for funds that invest primarily in other types of fixed-income instruments or equity securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). In addition, in stressed market conditions the market for the fund's shares may become less liquid in response to deteriorating liquidity with respect to the fund's portfolio securities, which could lead to differences between the market price of the fund's shares and the net asset value of the fund's shares. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemptions, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• Authorized participants, market makers and liquidity providers risk. The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk. The net asset value of fund shares will generally fluctuate with changes in the market value of the fund's securities holdings. The market prices of fund shares will generally fluctuate in accordance with changes in the fund's net asset value and supply and demand of fund shares on the exchange. It cannot be predicted whether fund shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for fund shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the underlying portfolio trading individually or in the aggregate at any point in time. The market prices of fund shares may deviate significantly from the net asset value of fund shares during periods of market volatility. However, given that fund shares can be created and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of fund shares should not be sustained over long periods. While the creation/redemption feature is designed to make it likely that fund shares normally will trade close to the fund's net asset value, disruptions to creations and redemptions or market volatility may result in trading prices that differ significantly from the fund's net asset value. If an investor purchases fund shares at a time when the market price is at a premium to the net asset value of fund shares or sells at a time when the market price is at a discount to the net asset value of fund shares, then the investor may sustain losses.

• Trading issues risk. Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. Similar to the shares of operating companies listed on a stock exchange, fund shares may be sold short and are therefore subject to the risk of increased volatility in the trading price of the fund's shares. While the fund expects that the ability of Authorized Participants to create and redeem fund shares at net asset value should be effective in reducing any such volatility, there is no guarantee that it will eliminate the volatility associated with such short sales. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• New fund risk. The fund is newly organized with limited operating history. The fund has limited performance history for investors to evaluate and may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the fund will grow to or maintain an economically viable size, in which case the board of trustees may determine to liquidate the fund, which can be initiated without shareholder approval if the board determines it is in the best interest of shareholders. As a result, the timing of the fund’s liquidation may not be favorable to certain individual shareholders.

In addition to the principal risks described above, the fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

• Mortgage-backed securities risk.  Mortgage-backed securities represent a participation in, or are secured by, mortgage loans.  Certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so.  Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates.  Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly affect the value of certain mortgage-backed securities.  Transactions in mortgage-backed pass-through securities often occur through TBA transactions.  Default by or bankruptcy of a counterparty to a TBA transaction could expose the fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage-backed pass-through securities specified in the TBA transaction.

• Asset-backed securities risk. Asset-backed securities are typically structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, for example, items such as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Call risk.  Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset- backed securities may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund’s yield, or cause the fund’s share price to fall. When interest rates rise, the effective duration of the fund’s mortgage- backed and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. Synthetic convertible securities are subject to additional risks, including risks associated with derivatives.

• Hybrid-Preferred securities risk. Hybrid-preferred securities are debt instruments that may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities typically may defer interest payments without invoking a default and generally make income payments that are fully taxable as interest income, rather than as dividend income, for federal income tax purposes. Similar to traditional preferred securities, hybrid-preferred holders generally have claims to assets, such as in a corporate liquidation, that are senior to those of common stockholders but subordinate to those of senior debt holders. . As with other fixed-income securities, the market value of hybrid-preferred securities generally decreases when interest rates rise and is also affected by the issuer's ability to make payments.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Commercial paper risk. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall.

• Certificates of deposit, time deposit and bankers' acceptances risk. The activities of banks, which are the primary issuers of certificates of deposit, time deposits and bankers' acceptances are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of banks. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Depositary receipt risk. Depositary receipts, such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipt. The fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

• Brady bonds risk. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities (structured securities) may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

• Eurodollar and Yankee Dollar investments risk. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank. Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in redemption requests, including requests from Authorized Participants who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. In addition, the cost associated with combating the outbreak of COVID-19 and its negative impact on tax revenues has adversely affected the financial condition of many state and local governments. The effects of this outbreak could affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

• Rule 144A securities risk. Rule 144A securities are restricted securities that, while privately placed, are eligible for purchase and resale pursuant to Rule 144A by "qualified institutional buyers," as defined under the Securities Act of 1933, as amended. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. As such, investing in Rule 144A securities may reduce the liquidity of the fund's investments, and the fund may be unable to sell the security at the desired time or price, if at all. The purchase price and subsequent valuation of Rule 144A securities normally reflect a discount, which may be significant, from the market price of comparable unrestricted securities for which a liquid trading market exists. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. The sub-adviser will evaluate the liquidity of Rule 144A securities prior to investing in such securities and monitor their liquidity thereafter. In addition, transaction costs may be higher for restricted securities than for more liquid securities.

• Funding agreement risk. The fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness issued by an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit an investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund and increased portfolio volatility. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as over-the-counter swap agreements, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk (lack of a liquid secondary market), credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). When the fund enters into derivative transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable SEC or SEC Staff guidance, while the positions are open. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. The Securities and Exchange Commission (SEC) recently adopted Rule 18f-4 under the Investment Company Act of 1940, as amended (1940 Act), which will regulate the use of derivatives for certain funds registered under the 1940 Act. Unless the fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the fund qualifies as a limited derivatives user, Rule 18f-4 would require the fund to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the fund, including a potential increase in cost to enter into derivatives transactions and may require the fund to alter, perhaps materially, its use of derivatives.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Forward commitments risk. The purchase or sale of securities on a forward commitment basis means delivery and payment take place at a future date at a predetermined price. When purchasing a security on a forward commitment basis, the fund would assume the risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value.

• Costs of buying and selling shares risk. Investors buying or selling fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for fund shares (the "bid" price) and the price at which an investor is willing to sell fund shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies over time for fund shares based on trading volume and market liquidity, and is generally lower if fund shares have more trading volume and market liquidity and higher if fund shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling fund shares, including bid/ask spreads, frequent trading of fund shares may significantly reduce investment results and an investment in fund shares may not be advisable for investors who anticipate regularly making small investments.

• Portfolio turnover risk. The fund may engage in short-term trading which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

• Temporary investment risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund's investments may not be consistent with its principal investment strategy, and the fund may not achieve its investment objective.

Management

Investment Adviser

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC, 201 Washington Street, Boston, Massachusetts 02108. As of December 31, 2021, the Adviser managed approximately $1.3 billion in 13 fund portfolios. The fund will pay the Adviser a management fee at an annual rate of 0.35% of the value of the fund's average daily net assets.

The fund's management agreement provides that the Adviser will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses. Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

The Adviser is an investment adviser registered with the SEC as such pursuant to the Investment Advisers Act of 1940. The Adviser is the primary ETF business, and a wholly-owned subsidiary, of BNY Mellon, a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. As of December 31, 2021, BNY Mellon has $46.7 trillion in assets under custody and administration and $2.4 trillion in assets under management. "BNY Mellon" is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.im.bnymellon.com.

The asset management philosophy of the Adviser is based on the belief that discipline and consistency are important to investment success. For each fund, the Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

The Adviser has engaged its affiliate, Insight North America LLC, a wholly-owned subsidiary of BNY Mellon, to serve as the fund's sub-adviser. Insight is part of a global group of affiliated investment managers providing investment advisory services under the corporate brand "Insight Investment" or "Insight". Insight, located at 200 Park Avenue, New York, New York 10166, is registered with the SEC as an investment adviser. Insight, subject to BNYM Investment Adviser's supervision and approval, provides day-to-day management of the fund's assets. As of December 31, 2021, Insight managed approximately $127.3 billion of assets.

A discussion regarding the basis for the board's approval of the fund's advisory agreement with the Adviser and the sub-investment advisory agreement between the Adviser and Insight on behalf of the fund will be available in the fund's annual report for the period ended June 30, 2022.

The Adviser has obtained from the SEC an exemptive order, upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated or affiliated with the Adviser without obtaining shareholder approval. The exemptive order also relieves the fund from disclosing the sub-investment advisory fee paid by the Adviser to a sub-adviser in documents filed with the SEC and provided to shareholders. The fund is required to disclose (as a dollar amount and a percentage of the fund's assets) (1) the aggregate fees paid to the Adviser and any wholly-owned sub-adviser and (2) the aggregate fees paid to affiliated (i.e., less than wholly-owned) and unaffiliated sub-advisers. The Adviser has ultimate responsibility (subject to oversight by the fund's board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the fund's board. The fund's board, including a majority of the "non-interested" board members, must approve each new sub-adviser. In addition, the fund is required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.

Portfolio Managers

Erin Spalsbury and Jonathan Earle are the fund's primary portfolio managers, positions they have held with the fund since the fund's inception in March 2022. Ms. Spalsbury is a senior portfolio manager and a member of the Fixed-Income Group at Insight, which she joined in August 2019. Prior thereto, Ms. Spalsbury was a fixed-income portfolio manager at Conning from January 2017 to December 2018 and at JP Morgan and predecessor organizations from June 1994 to December 2016. Mr. Earle is a portfolio manager and member of the Fixed-Income Group at Insight. Mr. Earle has been employed by Insight or a predecessor firm since April 2006. Ms. Spalsbury and Mr. Earle are jointly and primarily responsible for managing the fund's portfolio.

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Code of Ethics

The fund, the Adviser, Insight and BNY Mellon Securities Corporation (BNYMSC) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Distributor and Distribution and Service Plan

BNYMSC, a wholly-owned subsidiary of the BNY Mellon, serves as the fund's distributor. BNYMSC does not distribute fund shares in less than creation units, nor does it maintain a secondary market in fund shares. BNYMSC may enter into selected agreements with other broker-dealers or other qualified financial institutions for the sale of creation units of fund shares. BNYMSC also serves as distributor for other affiliated mutual funds.

The board of trustees of the trust has adopted a distribution and service plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for the fund.

Under the Plan, the fund is authorized to pay fees in connection with the sale and distribution of its shares in an amount up to 0.25% of the fund's average daily net assets each year. No payments pursuant to the Plan will be made through at least the first twelve (12) months of operation. Additionally, the implementation of any such payments would have to be approved by the board prior to implementation. Because these fees would be paid out of the fund's assets on an ongoing basis, if payments are made in the future, these fees will increase the cost of your investment and will cost you more over time.

Additional Information

Additional Purchase and Sale Information

Fund shares are listed for secondary trading on the NYSE Arca, Inc. and individual fund shares may only be purchased and sold in the secondary market through a broker-dealer. The secondary markets are closed on weekends and also are generally closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. An exchange may close early on the business day before certain holidays and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change without notice. If you buy or sell fund shares in the secondary market, you will pay the secondary market price for fund shares. In addition, you may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The trading prices of fund shares will fluctuate continuously throughout trading hours based on market supply and demand rather than the relevant fund's net asset value, which is calculated at the end of each business day (normally 4:00 p.m. Eastern time). Fund shares will trade on an exchange at market prices that may be above (i.e., at a premium) or below (i.e., at a discount), to varying degrees, the daily net asset value of fund shares. The trading prices of fund shares may deviate significantly from the fund's net asset value during periods of market volatility. Given, however, that fund shares can be issued and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained over long periods. Each business day, the following information will be available at www.im.bnymellon.com with respect to the fund: (i) information for each portfolio holding that will form the basis of the next calculation of the fund's net asset value per fund share; (ii) the fund's net asset value per fund share, market price, and premium or discount, each as of the end of the prior business day; (iii) a table showing the number of days the fund's shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year (or the life of the fund, if shorter); (iv) a line graph showing fund share premiums or discounts for the most recently completed calendar year and the most recently completed quarter since that year (or the life of the fund, if shorter); (v) the fund's median bid-ask spread over the last thirty calendar days(when available); and (vi) if during the past year the fund's premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the fund's premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

NYSE Arca, Inc. will disseminate, every fifteen seconds during the regular trading day, an indicative optimized portfolio value (IOPV) relating to the fund. The IOPV calculations are estimates of the value of the fund's net asset value per fund share. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a "real-time" update of the net asset value per fund share. The IOPV is based on the current market value of the published basket of portfolio securities and/or cash required to be deposited in exchange for a Creation Unit and does not necessarily reflect the precise composition of the fund's actual portfolio at a particular point in time. Moreover, the IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries and valuations based on current market rates. The IOPV may not be calculated in the same manner as the net asset value, which (i) is computed only once a day, (ii) unlike the calculation of the IOPV, takes into account fund expenses, and (iii) may be subject, in accordance with the requirements of the 1940 Act, to fair valuation at different prices than those used in the calculations of the IOPV. The IOPV price is based on quotes and closing prices from the securities' local market converted into U.S. dollars at the current currency rates and may not reflect events that occur subsequent to the local market's close. Therefore, the IOPV may not reflect the best possible valuation of the fund's current portfolio. Neither the fund nor the Adviser or any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The vast majority of trading in fund shares occurs on the secondary market and does not involve the fund directly. Fund shares may be purchased and redeemed directly from the fund only in Creation Units by Authorized Participants, principally in exchange for cash. Cash purchases and/or redemptions of Creation Units can result in disruption of portfolio management, dilution to the fund and increased transaction costs, which could negatively impact the fund's ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. Because purchase and redemption transactions with Authorized Participants are an essential part of the ETF process and may help keep ETF trading prices in line with net asset value, the fund accommodates frequent purchases and redemptions by Authorized Participants and the board has not adopted policies and procedures with respect to frequent purchases and redemptions of fund shares. To help mitigate the costs associated with cash transactions, the fund imposes additional transaction fees on purchases and redemptions of Creation Units in cash. The fund reserves the right to not accept creation orders.

Portfolio Holdings Disclosure

The fund's portfolio holdings disclosure policy is described in the SAI. In addition, the identities and quantities of the securities held by the fund are disclosed on the fund's website, www.im.bnymellon.com.

Distributions

Each fund shareholder is entitled to his or her pro rata share of the fund's income and net realized gains on the fund' s investments. The fund pays out substantially all of its net earnings to its shareholders as "distributions."

The fund may earn income dividends from stocks, interest from debt securities and, if participating, securities lending income. These amounts, net of expenses and taxes (if applicable), are passed along to fund shareholders as "income dividend distributions." The fund will generally realize short-term capital gains or losses whenever it sells or exchanges assets held for one year or less. Net short-term capital gains will generally be treated as ordinary income when distributed to shareholders. The fund will generally realize long-term capital gains or losses whenever it sells or exchanges assets held for more than one year. Net capital gains (the excess of the fund's net long-term capital gains over its net short-term capital losses) are distributed to shareholders as "capital gain distributions."

Income dividend distributions, if any, for the fund are generally distributed to shareholders monthly, but may vary significantly from period to period. Net capital gains for the fund are distributed at least annually. Dividends may be declared and paid more frequently or at any other time to improve to comply with the distribution requirements of the Code.

If you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Distributions in cash may be reinvested automatically in additional whole fund shares only if the broker through whom you purchased fund shares makes such option available. Distributions which are reinvested will nevertheless be taxable to the same extent as if such distributions had not been reinvested (unless you are investing through an IRA, retirement plan or other U.S. tax-advantaged investment plan).

Additional Tax Information

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in the fund. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the fund, or the tax consequences of an investment in the fund. An investment in the fund may have other tax implications. Please consult a tax advisor about the applicable federal, state, local, foreign or other tax laws. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.

Tax Status of the Fund. The fund intends to elect and to qualify for the special tax treatment afforded a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended (the Code). If the fund meets certain minimum distribution requirements, as a RIC it is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, if the fund fails to qualify as a RIC or to meet minimum distribution requirements, it would result in fund-level taxation if certain relief provisions were not available, and consequently a reduction in income available for distribution to shareholders. Unless you are a tax-exempt entity or your investment in the fund's shares is made through a tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the fund makes distributions, you sell fund shares and you purchase or redeem Creation Units (Authorized Participants only).

Taxes on Distributions. In general, distributions are subject to federal income tax when they are paid, whether the distributions are taken in cash or reinvested in the fund. The income dividends and short-term capital gains distributions received from the fund will be taxed as either ordinary income or qualified dividend income. Distributions from the fund's short-term capital gains are generally taxable as ordinary income. Subject to certain limitations, dividends that are reported by the fund as qualified dividend income are taxable to non-corporate shareholders at rates of up to 20%. Any distributions of the fund's net capital gains are taxable as long-term capital gain regardless of how long fund shares have been owned by an investor. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%. Distributions in excess of the fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of the investor' basis in the fund's shares, and, in general, as capital gain thereafter.

In general, dividends may be reported by the fund as qualified dividend income if they are attributable to qualified dividend income received by the fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States), provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by a fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to investor ownership of fund shares. Holding periods may be suspended for these purposes for stock that is hedged. Because the fund's income consists primarily of interest income, the fund expects that it will not be able to distribute dividends eligible to be treated as qualified dividend income. Additionally, income derived in connection with the fund's securities lending activities (if any) will not be treated as qualified dividend income.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their "net investment income," which includes taxable interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of fund shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the fund that are attributable to dividends received by the fund from U.S. corporations, subject to certain limitations. Because the fund's income consists primarily of interest income, the fund expects that it will not be able to distribute dividends eligible for the dividends-received deduction for corporations.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC's total "Section 163(j) Interest Dividend" for a tax year is limited to the excess of the RIC's business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder's interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder's interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (IRS).

In general, your distributions are subject to federal income tax for the year in which they are paid. However, distributions paid in January, but declared by the fund in October, November or December of the previous year, payable to shareholders of record in such a month, may be taxable to an investor in the calendar year in which they were declared. The fund will inform shareholders of the amount of any ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

A distribution will reduce the fund's net asset value per fund share and may be taxable to a shareholder as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

The fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Derivatives and Other Complex Securities. The fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect the fund's ability to qualify as a RIC, affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund and/or defer the fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the fund. Additional information pertaining to the potential tax consequences to the fund, and to the shareholders, from the fund's potential investment in in complex securities can be found in the SAI. Please consult a personal tax advisor regarding the application of these rules.

Foreign Currency Transactions. The fund's transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Income Taxes. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the fund at the close of its taxable year consist of certain foreign stocks or securities, the fund may elect to "pass through" to shareholders certain foreign income taxes (including withholding taxes) paid by the fund. If the fund in which a shareholder holds fund shares makes such an election, the shareholder will be considered to have received as an additional dividend the shareholder's share of such foreign taxes, but the shareholder may be entitled to either a corresponding tax deduction in calculating the shareholder's taxable income, or, subject to certain limitations, a credit in calculating the shareholder's federal income tax. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the fund does not so elect, the fund will be entitled to claim a deduction for certain foreign taxes incurred by the fund. Under certain circumstances, if the fund receives a refund of foreign taxes paid in respect of a prior year, the value of fund shares could be reduced or any foreign tax credits or deductions passed through to shareholders in respect of the fund's foreign taxes for the current year could be reduced.

Taxes on Share Sales. Each sale of shares of the fund will generally be a taxable event. Any capital gain or loss realized upon a sale of fund shares is generally treated as long-term capital gain or loss if fund shares have been held for more than one year and as short-term capital gain or loss if fund shares have been held for one year or less, except that any capital loss on the sale of fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such fund shares. Any loss realized on a sale will be disallowed to the extent shares of the fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of such shares. The ability to deduct capital losses may be limited.

Taxes on Creations and Redemptions of Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales" (for an Authorized Participant who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any gain or loss realized upon a creation or redemption of Creation Units will be treated as capital or ordinary gain or loss, depending on the holder's circumstances. Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the applicable fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the applicable fund shares (or securities surrendered) have been held for one year or less. When creating or redeeming Creation Units, a confirmation statement showing the number of fund shares purchased or sold and at what price will be sent.

The trust, on behalf of the fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the applicable fund and if, pursuant to Section 351 of the Code, the applicable fund would have a basis in the securities different from the market value of the securities on the date of deposit. The trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the fund shares so ordered, own 80% or more of the outstanding shares of the applicable fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

If the fund redeems Creation Units in cash in addition to, or in place of, the delivery of a basket of securities, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in-kind.

Certain Tax-Exempt Investors. The fund, if investing in certain limited real estate investments, may be required to pass through certain "excess inclusion income" and other income as "unrelated business taxable income" (UBTI). Prior to investing in the fund, tax-exempt investors sensitive to UBTI should consult their tax advisors regarding this issue and IRS pronouncements addressing the treatment of such income in the hands of such investors. Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

Non-U.S. Investors. Ordinary income dividends paid by the fund to shareholders who are non-resident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax (other than distributions reported by the fund as interest-

related dividends and short-term capital gain dividends), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. In general, the fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest, and the fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Gains on the sale of fund shares and dividends that are, in each case, effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding. The fund will be required in certain cases to withhold (as "backup withholding") on amounts payable to any shareholder who (1) has provided the fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Issues. The fund may be subject to tax in certain states where the fund does business (or is treated as doing business as a result of its investments). Furthermore, in those states which have income tax laws, the tax treatment of the fund and of fund shareholders with respect to distributions by the fund may differ from federal tax treatment.

The foregoing discussion summarizes some of the consequences under current federal income tax law of an investment in the fund. It is not a substitute for personal tax advice. Consult a personal tax advisor about the potential tax consequences of an investment in the fund under all applicable tax laws.

General Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the fund. Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in the fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the trust.

Financial Highlights

Because the fund has not commenced operations prior to the date of this prospectus, financial highlights are not available.

For More Information

BNY Mellon Responsible Horizons Corporate Bond ETF

More information on the fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund’s performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund’s most recent annual and semiannual reports will be available at www.im.bnymellon.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.im.bnymellon.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

BNY Mellon ETF Trust discloses, at www.im.bnymellon.com, the identities and quantities of the securities held by the fund. A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

How to Request the SAI, the Fund's Annual and Semi-Annual Reports, and Other Information about the Fund, and to Make Shareholder Inquiries

By telephone (toll-free). Call 1-833-ETF-BNYM (383-2696) (inside the U.S. only)

By mail.

BNY Mellon ETF Trust

240 Greenwich Street

New York, New York 10286

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: The EDGAR Database at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

BNY Mellon ETF Trust: www.im.bnymellon.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

No person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer of shares of the fund, and, if given or made, the information or representations must not be relied upon as having been authorized by the trust or the fund. Neither the delivery of this prospectus nor any sale of shares of the fund shall under any circumstance imply that the information contained herein is correct as of any date after the date of this prospectus.

Dealers effecting transactions in shares of the fund, whether or not participating in this distribution, are generally required to deliver a prospectus. This is in addition to any obligation of dealers to deliver a prospectus when acting as underwriters.

Investment Company Act file number: 811-23477

© 2022 BNY Mellon Securities Corporation 4863P0322A